                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                  THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Agreement") is being executed and delivered as of September 11, 1998, by and among United States Can Company, a Delaware corporation (the "Borrower"), the financial institutions from time to time party to the Amended and Restated Credit Agreement referred to below (collectively, the "Lenders", and each individually, a "Lender"), and Bank of America National Trust and Savings Association, as the "Agent" for the Lenders (the "Agent"). Undefined capitalized terms which are used herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of April 25, 1997 (as heretofore amended and modified by that certain Amendment No. 1 and Waiver No. 1 thereto, dated as of November 12, 1997, and that certain Amendment No. 2 and Waiver No. 2 dated as of February 19, 1998 among such parties, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower; and

                  WHEREAS, the Borrower has requested, and subject to the terms and conditions of this Agreement the Lenders and the Agent have agreed, to amend certain restrictions set forth in the Credit Agreement with respect to the Borrower's ability to repurchase certain outstanding equity and debt interests of the Borrower;

                  NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Lenders and the Agent, such parties hereby agree as follows:

                  1. Amendment No. 3 to Credit Agreement. Subject to Paragraph 2 of this Agreement, and effective as of the date of this Agreement, the Credit Agreement is hereby amended as follows (section and schedule references herein refer to those of the Credit Agreement):

                  (a) Section 6.2(c) is amended to delete the figure "$1,000,000" which appears in clause (iii)(A) of such section and to replace such figure with the figure "$4,000,000".

                  (b) Section 6.2(c) is further amended to delete in its entirety clause (iii)(D) of such section and to replace such clause with the following clause:



                  "(D) to repurchase Parent Subordinated Notes; provided that, with respect to any such repurchase, (1) the aggregate consideration paid and payable with respect to the proposed repurchase and all prior repurchases does not exceed $40,000,000, (2) no Default or Event of Default exists or would result from the Borrower's making of such Restricted Payments, or from Parent's repurchasing such Parent Subordinated Notes and (3) neither such Restricted Payments by the Borrower, nor such repurchases by Parent, violates any term or provision of the Parent Indenture;"

                  2. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Agent's receipt on or before September 30, 1998 of an originally-executed counterpart of this Agreement executed by a duly authorized officer of the Borrower and each of the Lenders.

                  3. Representations, Warranties and Covenants. (a) The Borrower hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

                  (b) The Borrower hereby represents and warrants that its execution and delivery of this Agreement, and its performance hereafter of the Credit Agreement as modified by this Agreement, have been duly authorized by all necessary corporate action, do not violate any provision of its articles of incorporation, bylaws or other charter documents, will not violate any law, regulation, court order or writ applicable to it, will not require the approval or consent of any governmental agency, and do not require the approval or consent of any third party under the terms of any contract or agreement to which the Borrower, Parent or any Subsidiary of the Borrower or Parent is bound (including, without limitation, the Parent Indenture).

                  (c) The Borrower hereby represents and warrants that, after giving effect to all of the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower contained in the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of a specified date) are, and will be, true and correct as of the date of the Borrower's execution hereof in all material respects as though made on and as of such date.

                  4. Reference to and Effect on Credit Agreement. The Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery or effectiveness of this Agreement shall operate as a waiver of any right, power orremedy of the Agent or any Lender of any Default or Event of Default under the Credit Agreement, all of which the Agent and the Lenders hereby expressly reserve. Nothing contained herein shall require the Agent or the Lender to hereafter waive any Default or Event of Default, whether arising from the Borrower's subsequent noncompliance with the same provisions subject to the express waivers provided in this Agreement or otherwise. The Borrower, the Lenders and the Agent agree and acknowledge that this Agreement constitutes a "Loan Document" under and as defined in the Credit Agreement.

                  5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois.

                  6. Agent's Expenses. The Borrower hereby agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

                  7. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

                                     * * * *

                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.


                                         UNITED STATES CAN COMPANY


                                         By: /s/ Peter J. Andres
                                            ------------------------------------
                                            Name:  Peter J. Andres
                                            Title:  Vice President - Treasurer


                                         BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION, as Agent


                                         By: /s/ Jay McKeown
                                            ------------------------------------
                                            Name:  Jay McKeown
                                             Title:  Assistant Vice President


                                         BANK OF AMERICA NATIONAL
                                         TRUST AND SAVINGS
                                         ASSOCIATION, as the Primary
                                         Issuing Lender, a Lender
                                         and individually


                                         By: /s/ Tracy J. Alfery
                                            ------------------------------------
                                            Name:  Tracy J. Alfery
                                            Title:  Vice President


                                         HARRIS TRUST AND SAVINGS BANK,
                                           as an Issuing Lender and a Lender


                                         By: /s/ Scott F. Geik
                                            ------------------------------------
                                            Name:  Scott F. Geik
                                            Title:  Vice President

                                         THE NORTHERN TRUST COMPANY,
                                           as a Lender


                                         By: /s/ Daniel A. Toll
                                            ------------------------------------
                                            Name:  Daniel A. Toll
                                            Title:  Second Vice President


                                         SOCIETE GENERALE, CHICAGO,
                                           BRANCH, as a Lender


                                         By: /s/ Joseph A. Philbin
                                            ------------------------------------
                                            Name:  Joseph A. Philbin
                                            Title:  Vice President